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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21786

ING Risk Managed Natural Resources Fund

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

Huey P. Falgout, Jr., 7337 E. Doubletree Ranch Rd. Scottsdale, AZ 85258

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:                    February 28

Date of reporting period:                   August 31, 2013

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

August 31, 2013

ING Risk Managed Natural Resources Fund

 E-Delivery Sign-up — details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Summary Portfolio of Investments	20
Shareholder Meeting Information	24
Additional Information	25

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Fund. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Dear Shareholder,

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange under the symbol “IRR.” The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation.

The Fund will seek to achieve its investment objective by investing in a portfolio of equity securities of companies in the energy and natural resources industries and by employing an integrated options “collar” strategy. The Fund’s collar strategy seeks to reduce the volatility of total returns relative to the natural resources equity sector and to help the Fund achieve its investment objective by seeking to generate capital gains in declining markets from the purchase of put spreads and premiums from writing call options.

For the period ended August 31, 2013, the Fund made quarterly distributions totaling $0.56 per share, characterized as $0.48 per share return of capital and $0.08 per share net investment income.

Based on net asset value (“NAV”), the Fund provided a total return of 2.27% for the period ended August 31, 2013.(1) This NAV return reflects a decrease in the Fund’s NAV from $11.69 on February 28, 2013 to $11.34 on August 31, 2013. Based on its share price as of August 31, 2013, the Fund provided a total return of (0.65)% for the period ended August 31, 2013.(2) This share price return reflects a decrease in the Fund’s share price from $10.76 on February 28, 2013 to $10.14 on August 31, 2013.

The global equity markets have witnessed a challenging and turbulent period. Please read the Market Perspective and Portfolio Managers’ Report for more information on the market and the Fund’s performance.

At ING our mission is to help you grow, protect and enjoy your wealth. We seek to assist you and your financial advisor by offering a range of global investment solutions. We invite you to visit our website at www.inginvestment.com. Here you will find information on our products and services, including current market data and fund statistics on our open- and closed-end funds. You will see that we offer a broad variety of equity, fixed income and multi-asset funds that aim to fulfill a variety of investor needs.

We thank you for trusting ING Funds with your investment assets, and we look forward to serving you in the months and years ahead.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
October 5, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or the fund’s Shareholder Service Department at (800) 992-0180 or log on to www.inginvestment.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions, and return or capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return an net asset value is not annualized for periods less than one year.
(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions, and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for period less than one year.

MARKET PERSPECTIVE: SIX MONTHS ENDED AUGUST 31, 2013

By the end of the first month of our new fiscal year, global equities, in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends (“the Index”) had already surged 9.79% in 2013. But there was plenty of skepticism. Stock markets were only rising, it was argued, because of central banks’ ultra-loose monetary policy. This kept interest rates so low that many investors who would normally favor fixed income investments had turned to stocks. Others countered that interest rates might be low, but they would stay that way into the medium term. So capital values should be fairly safe and inflation isn’t an issue. Such arguments would be tested in the months through August, by which point the Index had added another 7.15%. (The MSCI World IndexSM returned 6.12% for the six-months ended August 31, 2013, measured in U.S. dollars.)

In the U.S., with sentiment cushioned by the Federal Reserve’s $85 billion of monthly Treasury and mortgage-backed securities purchases, investors continued to puzzle at an economic recovery that was undeniable but unimpressive.

And any illusions about the ultimate source of investor confidence in this environment were shattered on May 22 and again on June 19, when Federal Reserve Chairman Bernanke attempted to prepare markets for the beginning of the end of quantitative easing, perhaps sooner than expected. He tried to make the point that the tapering of bond purchases by the Federal Reserve would be a reason for markets to feel upbeat, as it would only happen when conditions had substantially improved. In the meantime don’t be too worried.

Markets didn’t buy it. Bond yields soared and by June 24, the Index had given back 8%, leading nervous central bankers the world over, in the last days of June, to assure all who would listen that easy money was here for a long time. Not only were markets being heavily influenced by central bankers; evidently central bankers were more than a little sensitive to their effect on markets.

Soothed by these and later words of comfort in July, investors drove the Index to a new high for the year on August 2, only to retreat by about 4% by month-end. Nervousness crept in again as reports of falling unemployment to 7.4% and rising gross domestic product (“GDP”) to 2.5% made the early end to quantitative easing all but certain in the minds of many. But was the economy really ready? The 30-year mortgage rate rose by over 1% after early May and in July new home sales plunged 13.4% from June. Retailers Walmart, Macy’s and Kohl’s all lowered expectations for the rest of 2013. Personal incomes and spending were barely rising by the end of August. Finally the imminent threat of military engagement in the Middle East raised oil prices and dampened sentiment.

The securities and currencies of a number of emerging markets were hit particularly hard by the prospective demise of quantitative easing, especially those with current account deficits and stumbling growth, like Turkey, Brazil, Indonesia and India. Quantitative easing had caused vast monetary flows to flood into these markets in search of better returns, in many cases using money borrowed cheaply in U.S. dollars. Talk of the end of the program started the inevitable reversal. In U.S. fixed income markets, the Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) of investment grade bonds fell 2.61% in the six months through August as an end to quantitative easing presaged weakness in longer dated issues. Sub-indices with the shortest durations held on to positive returns, but the Barclays Long Term U.S. Treasury sub-index dropped 8.12%. The Barclays U.S. Corporate Investment Grade Bond sub-index lost 3.17%. But the (separate) Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) gained 0.84%.

U.S. equities, represented by the S&P 500® Index including dividends, rose 8.95%, albeit down 4.5% from its August 2 record closing high. The consumer discretionary sector did best with a gain of 14.55%, followed by health care 14.39%. The worst performers were the telecommunications sector 0.30% and previously in-favor utilities 1.58%. Operating earnings per share for S&P 500® companies set a record in the second quarter of 2013. But could this last given that the share of profits in national income was historically high?

In currency markets the dollar fell 1.25% against the euro during the six months and 2.20% against the pound, on better economic news from Europe and, some commentators argued, as sales of longer dated U.S. dollar-denominated bonds was partly reinvested in other currencies. But the dollar advanced 6.06% on the yen on confidence that the new Japanese government’s policy to weaken the yen would succeed.

In international markets, the MSCI Japan® Index jumped 14.63%. Encouragingly GDP grew at 2.6% annualized in the second quarter of 2013 after 3.8% in the first. Core consumer prices started rising again, necessary to get consumers and companies spending again. Diluting this better news however, capital spending was still falling while prices were only rising because of energy costs. The MSCI Europe ex UK® Index rose 5.06%, the euro zone at last reporting slim GDP growth after six straight quarterly declines. The numbers of unemployed edged down in June and July, but not enough to dent the record rate of 12.1%. Closely watched purchasing managers’ indices indicated expansion in August for the first time since January 2012. The MSCI UK® Index added only 3.11%, weighed down by weak Materials and Banking sectors. GDP in the first quarter of 2013 reclaimed the fourth quarter’s 0.3% loss before recording 0.7% in the second quarter. Purchasing managers’ indices, retail sales, industrial production and consumer confidence were showing clear improvement as August ended.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Long Term U.S. Treasury Index
The Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value.

Energy Select Sector Index®
A modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in the development or production of energy products. Energy companies in the Index develop and produce crude oil and natural gas and provide drilling and other energy related services.

Materials Select Sector Index®
A modified market capitalization-based index intended to track the movements of companies that are components of the S&P 500® Index and are involved in materials. Materials include integrated steel product, chemicals, fibers, paper and gold.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

ING RISK MANAGED NATURAL RESOURCES FUND

PORTFOLIO MANAGERS’ REPORT

Industry Diversification as of August 31, 2013 (as a percentage of net assets)
Integrated Oil & Gas	28.2%
Oil & Gas Exploration & Production	17.8%
Oil & Gas Equipment & Services	12.6%
Materials	12.2%
Energy	10.8%
Oil & Gas Refining & Marketing	3.6%
Diversified Metals & Mining	2.1%
Oil & Gas	2.1%
Oil & Gas Storage & Transportation	2.1%
Oil & Gas Drilling	1.6%
Gold	1.4%
Paper Products	0.9%
Coal & Consumable Fuels	0.9%
Chemicals	0.8%
Mining	0.7%
Fertilizers & Agricultural Chemicals	0.6%
Industrials	0.3%
Oil & Gas	0.3%
Retail	0.2%
Building Materials	0.2%
Precious Metals & Minerals	0.1%
Steel	0.1%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

ING Risk Managed Natural Resources Fund (the “Fund”) seeks total return through a combination of current income, capital gains and capital appreciation.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives linked to the equity securities of, companies that are primarily engaged in owning or developing energy, other natural resources and basic materials, or supplying goods and services to such companies (“Natural Resources Companies”). Equity securities held by the Fund could include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in exchange traded funds (“ETFs”) comprised primarily of Natural Resources Companies. Additionally, the Fund employs an integrated options “collar” strategy which seeks to partially reduce the exposure of the Fund to declines in the value of the equity securities in its portfolio and helps the Fund achieve its investment objective by seeking to generate capital gains in declining markets from employing put spreads and generating premiums from writing call options.

Portfolio Management: The Fund is managed by Paul Zemsky, Joseph Bassett, John Bailey, Jody I. Hrazanek and Frank van Etten, Portfolio Managers, ING Investment Management Co. LLC — the Sub-Adviser.

Equity Portfolio Construction: In order to implement the Fund’s collar strategy, the Fund employs a risk-managed style on a portion of the underlying equity portfolio. Approximately 60–70% of the value of the equity portfolio is invested in securities in the energy and materials indices in which the Fund’s collar strategy is implemented and the portfolio weights for these stocks generally reflect index weights. When selecting equity investments for the remaining 30–40% of the Fund, the Sub-Adviser uses fundamental and quantitative research provided by its analysts. The Sub-Adviser normally seeks to identify securities of companies that it believes to be undervalued relative to the value of the energy and natural resources assets they hold or their business fundamentals and outlook. The Sub-Adviser believes that the best investment candidates are those that feature superior capital allocation, strong competitive position and operations in industries with robust demand. Furthermore, the Sub-Adviser favors companies that can grow their production rather than those that simply rely upon strengthening commodity prices to improve their earnings outlooks. In constructing the portfolio, the Sub-Adviser takes into account the objectives of the Fund’s collar strategy and the instruments through which it is implemented. Under normal market conditions, the Fund generally holds approximately 80–130 equity securities in its portfolio.

Top Ten Holdings as of August 31, 2013 (as a percentage of net assets)
ExxonMobil Corp.	11.4%
Chevron Corp.	10.7%
Schlumberger Ltd.	6.0%
Occidental Petroleum Corp.	3.7%
Anadarko Petroleum Corp.	3.1%
Halliburton Co.	3.0%
EOG Resources, Inc.	2.9%
ConocoPhillips	2.7%
Pioneer Natural Resources Co.	2.3%
Phillips 66	1.8%
Portfolio holdings are subject to change daily.

“Collar” Strategy: Under normal market conditions, the Fund seeks to manage risk by employing an integrated options collar strategy. The Fund’s collar strategy includes: employing put spreads by purchasing and selling put options and writing call options on energy and materials indices (“Resource Indices”) and/or ETFs, correlated with the Fund’s portfolio.

The Fund generally creates a put spread position by purchasing put options approximately 5% “out-of-the-money” usually on a three-month basis and for an amount approximating 100% of the value of the Fund’s underlying assets while simultaneously, selling put options approximately 10–20% “out-of-the-money” and the same maturity and amount. The Fund retains the flexibility to create put spreads for an amount approximating 0–100% of the value of the Fund’s underlying assets.

The Fund generally also writes call options “at-the-money,” “out-of-the-money” or “near to-the-money,” usually on a one-month basis and for an amount equal to 40–100% of the value of the Fund’s underlying assets.

The Fund’s collar strategy seeks to partially reduce the exposure of the Fund to declines in the value of energy and natural resources securities in its portfolio, while simultaneously generating capital gains in declining markets from employing put spreads and premiums from writing call options to help the Fund achieve its total return investment objective. Purchased put options may be financed by a portion of the premiums received by the Fund from the sale of call and put options. The Fund may employ put spreads and write call options on Resource Indices and/or ETFs including, but not limited to the Energy Select Sector Index® and the Materials Select Sector Index® (each a “Sector Index” and collectively, the “Sector Indices”), and/or the Energy Select Sector SPDR® Fund and the Materials Select Sector SPDR® Fund (each a “SPDR® Fund” and collectively, the “SPDR® Funds”). The collar strategy may be executed either in exchange-listed option markets or

ING RISK MANAGED NATURAL RESOURCES FUND

PORTFOLIO MANAGERS’ REPORT

in over-the-counter markets with major international banks, broker dealers and financial institutions. Under certain market conditions, the Fund may deviate from its “collar strategy” and may elect not to employ put spreads or sell calls.

Performance: Based on net asset value (“NAV”) as of August 31, 2013, the Fund provided a total return of 2.27% for the period. This NAV return reflects a decrease in the Fund’s NAV from $11.69 on February 28, 2013 to $11.34 on August 31, 2013. Based on its share price as of August 31, 2013, the Fund provided a total return of (0.65)% for the period. This share price return reflects a decrease in the Fund’s share price from $10.76 on February 28, 2013 to $10.14 on August 31, 2013. The reference index, a composite of 80% Energy Select Sector Index® (“IXE”) and 20% Materials Select Sector Index® (“IXB”) returned 5.97% for the reporting period. The portfolio is designed to generally participate in only a part of an upside of the market and help protect against part of the downside. During the period, the Fund made quarterly total distributions totaling $0.56 per share, characterized as $0.48 per share return of capital and $0.08 per share net investment income. As of August 31, 2013, the Fund had 22,766,049 shares outstanding.

Portfolio Specifics: To implement the Fund’s collar strategy effectively, the Fund employs a risk-managed style in a portion of the underlying equity portfolio. To reduce basis risk between the portfolio and the collar, the portfolio generally holds the securities in the energy and materials indices in which the collar is implemented and the portfolio weights for stocks reflect index weights. These securities generally represent 70% of the value of the equity portfolio.

Equity Portfolio: The actively managed equity portion of the strategy underperformed its reference index, due to security selection in both the energy and materials sectors. The largest detractors from performance were out-of-benchmark positions in metals and mining stocks that were hurt by declining gold and silver prices. Among these detractors were: Barrick Gold Corporation, Goldcorp Inc. and Eldorado Gold Corporation. Within energy, underweighting Cabot Oil & Gas Corporation hurt returns. Out-of-benchmark positions in Superior Energy Services, Inc. and Basic Energy Services, Inc. also detracted from performance.

Among the key contributors to performance were an underweight position in Exxon Mobil Corporation as well as out-of-benchmark positions in both Laredo Petroleum Holdings, Inc. and Alamos Gold Inc.

Option Portfolio: For the period, the Fund’s put spread collar strategy had a negative impact on relative returns. The Fund implemented this strategy by typically purchasing put options that are roughly 5% out of the money and selling put options that are roughly 12.5% out-of-the-money on the Energy Select Sector SPDR (“XLE”) and Materials Select Sector SPDR (“XLB”) ETFs. Both put options had expiration dates of about three months at inception, and the notional amounts of both represent approximately 100% of the value of the underlying equity portfolio. In addition, as part of the put spread collar, the Fund typically wrote call options on the XLE and XLB ETFs which covered approximately 50–70% of the value of the underlying equity portfolio. These options were generally at or near the money and had expirations of around one month at inception.

The Fund’s put spread collar strategy seeks to exploit the high volatility of the natural resources sector — it attempts to protect the portfolio from large NAV declines while seeking to generate premiums and retain some potential for upside appreciation. This strategy detracted from relative returns as the energy and materials sectors experienced two periods of sharp positive returns. Per structural design, the Fund was not short calls during the mid-April to mid-May equity market rally, and was short calls during the July rally. The latter had the largest negative impact on relative returns. In addition, the put spreads generally declined in value over the period.

Outlook and Current Strategy: Global oil prices have sustained heights that leave little room for further meaningful appreciation, in our opinion. The international markets for natural gas are showing signs of tightness; we expect to see a gradual recovery in prices. We also believe that the longer term trends for global natural gas expansion are intact. For certain segments within materials, metals and mining we see attractive valuations and price stability with prices being close to marginal costs.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund is based only on the outlook of its portfolio managers through the end of this period, and may differ from that presented for other ING Funds. Performance data represents past performance and is no guarantee of future results. Past performance is not indicative of future results. The indices do not reflect fees, brokerage commissions, taxes or other expenses of investing. Investors cannot invest directly in an index.

STATEMENT OF ASSETS AND LIABILITIES AS OF AUGUST 31, 2013 (UNAUDITED)

ASSETS:
Investments in securities at fair value*	$257,472,424
Short-term investments at fair value**	2,406,738
Total investments at fair value	$259,879,162
Cash	4,598
Foreign currencies at value***	188,118
Receivables:
Dividends	811,433
Foreign tax reclaims	2,752
Prepaid expenses	446
Total assets	260,886,509
LIABILITIES:
Payable for investment management fees	227,389
Payable for administrative fees	22,004
Payable for trustee fees	2,415
Other accrued expenses and liabilities	100,467
Written options, at fair valueˆ	2,479,051
Total liabilities	2,831,326
NET ASSETS	$258,055,183
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$283,936,337
Distributions in excess of net investment income	(927)
Accumulated net realized loss	(61,002,375)
Net unrealized appreciation	35,122,148
NET ASSETS	$258,055,183

____________
* Cost of investments in securities	$225,251,423
** Cost of short-term investments	$2,406,738
*** Cost of foreign currencies	$194,874
ˆ Premiums received on written options	$5,386,946

Net assets	$258,055,183
Shares authorized	unlimited
Par value	$0.010
Shares outstanding	22,766,049
Net asset value	$11.34

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,853,483
Total investment income	2,853,483

EXPENSES:
Investment management fees	1,341,091
Transfer agent fees	12,149
Administrative service fees	132,519
Shareholder reporting expense	32,200
Professional fees	23,340
Custody and accounting expense	30,340
Trustee fees	4,048
Miscellaneous expense	12,202
Interest expense	3,713
Total expenses	1,591,602
Net investment income	1,261,881

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,447,795)
Foreign currency related transactions	(3,015)
Written options	4,872,591
Net realized gain	2,421,781
Net change in unrealized appreciation (depreciation) on:
Investments	1,641,442
Foreign currency related transactions	(1,595)
Written options	(566,652)
Net change in unrealized appreciation (depreciation)	1,073,195
Net realized and unrealized gain	3,494,976
Increase in net assets resulting from operations	$4,756,857

____________
* Foreign taxes withheld	$22,002

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended August 31, 2013	Year Ended February 28, 2013
FROM OPERATIONS:
Net investment income	$1,261,881	$2,260,430
Net realized gain	2,421,781	7,088,225
Net change in unrealized appreciation (depreciation)	1,073,195	(14,251,678)
Increase (decrease) in net assets resulting from operations	4,756,857	(4,903,023)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(1,755,020)	(2,114,967)
Return of capital	(10,993,968)	(25,659,610)
Total distributions	(12,748,988)	(27,774,577)
Net decrease in net assets	(7,992,131)	(32,677,600)

NET ASSETS:
Beginning of year or period	266,047,314	298,724,914
End of year or period	$258,055,183	$266,047,314
Undistributed (distributions in excess of) net investment income at end of year or period	$(927)	$492,212

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

	Per Share Operating Performance														Ratios and Supplemental Data
		Income (loss) from investment operations				Less distributions									Ratios to average net assets

	Net asset value, beginning of year or period	Net investment income gain (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Market value, end of year or period	Total investment return at net asset value (1)	Total investment return at market value (2)	Net assets, end of year or period (000’s)	Gross expenses prior to expense waiver (3)	Net expenses after expense waiver (3)		Net investment income after expense waiver (3)		Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	($000’s)	(%)	(%)		(%)		(%)
08-31-13	11.69	0.06		0.15	0.21	0.08	—	0.48	0.56	11.34	10.14	2.27	(0.65)	258,055	1.20	1.20		0.95		10
02-28-13	13.12	0.10	•	(0.31)	(0.21)	0.09	—	1.13	1.22	11.69	10.76	(0.97)	(4.32)	266,047	1.18	1.18		0.83		30
02-29-12	15.34	0.06		(0.86)	(0.80)	1.01	—	0.41	1.42	13.12	12.50	(5.00)	(14.51)	298,725	1.22	1.22		0.44		28
02-28-11	15.86	0.12		0.83	0.95	0.12	—	1.35	1.47	15.34	16.24	6.59	7.36	347,952	1.20	1.20	†	0.80	†	30
02-28-10	15.18	0.13	•	2.20	2.33	0.15	0.86	0.64	1.65	15.86	16.67	15.85	46.00	357,347	1.20	1.20	†	0.80	†	28
02-28-09	18.92	0.10	•	(2.14)	(2.04)	0.13	1.57	—	1.70	15.18	12.66	(9.88)	(17.28)	341,856	1.18	1.18	†	0.59	†	85
02-29-08	19.18	0.17		1.27	1.44	0.12	—	1.58	1.70	18.92	17.19	8.20	0.51	429,235	1.17	1.17		0.86		57
10-24-06(4)–02-28-07	19.06 (5)	0.06	•	0.20	0.26	0.04	—	0.10	0.14	19.18	18.76	1.38	(5.50)	433,595	1.23	1.18		0.88		21

(1)	Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the dividend reinvestment plan. Total investment return at net asset value is not annualized for periods less than one year.
(2)	Total investment return at market value measures the change in the market value of your investment assuming reinvestment of dividends, capital gain distributions and return of capital distributions/allocations, if any, in accordance with the provisions of the Fund’s dividend reinvestment plan. Total investment return at market value is not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Commencement of operations.
(5)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share and offering costs of $0.04 per share paid by the shareholder from the $20.00 offering price.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED)

NOTE 1 — ORGANIZATION

ING Risk Managed Natural Resources Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Delaware statutory trust.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the official closing price when available or, for certain markets, the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and equity securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value. Investments in securities of sufficient credit quality maturing 60 days or less from date of acquisition are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities that are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Fund’s Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE Euronext (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes; (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued using industry models with objective inputs at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Summary Portfolio of Investments.

Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the Fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When the Fund uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured the Fund can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments.

For the period ended August 31, 2013, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date, or in the case of some foreign dividends, when the information becomes available to the Fund.

C.  Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U. S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U. S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on investments. Such quarterly distributions may also consist of a return of capital. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains. Distributions are recorded on the ex-dividend date. Distributions are determined annually in accordance with federal tax principles, which may differ from U.S. generally accepted accounting principles for investment companies.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time depending on whether the Fund has gains or losses on the call options written on its portfolio versus gains or losses on the equity securities in the portfolio. Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, other income or capital gains, and return of capital, if any. The final composition of the tax characteristics of the distributions cannot be determined with certainty until after the end of the Fund’s tax year, and will be reported to shareholders at that time. A significant portion of the Fund’s distributions may constitute a return of capital. The amount of quarterly distributions will vary, depending on a number of factors. As portfolio and market conditions change, the rate of dividends on the common shares will change. There can be no assurance that the Fund will be able to declare a dividend in each period.

E.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently, than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the sub-adviser. As of the date of this report, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. As of August 31, 2013, the total fair value of purchased OTC options subject to counterparty credit risk was $526,875. The counterparty did not post any collateral to the Fund at period end. There were no credit events during the period ended August 31, 2013 that triggered any credit related contingent features.

The Fund’s master agreements with derivative counterparties have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of August 31, 2013, the total value of written OTC call options subject to Master Agreements in a liability position was $2,479,051. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at period end. There were no credit events during the period ended August 31, 2013 that triggered any credit related contingent features.

H.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option or purchased put option or the purchase cost of the security for a written put option or a purchased call option is adjusted by the amount of premium received or paid. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Under normal market conditions, the Fund seeks to manage risk by employing an integrated options collar strategy. The Fund’s collar strategy includes: employing put spreads by purchasing and selling put options and writing call options on energy and materials indices (“Resource Indices”) and/or ETFs, correlated with the Fund’s portfolio, or securities held in the Fund’s portfolio. The Fund generally creates a put spread position by purchasing put options approximately 5% “out-of-the-money” usually on a three month basis and for an amount approximating 100% of the value of the Fund’s underlying assets while simultaneously, selling put options approximately 10–20% “out-of-the-money” and the same maturity and amount. The Fund

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

retains the flexibility to create put spreads for an amount approximating 0–100% of the value of the Fund’s underlying assets.

The Fund generally also writes call options “at-the-money,” “out-of-the-money” or “near to-the-money,” usually on a one-month basis and for an amount equal to 40–100% of the value of the Fund’s underlying assets.

During the period ended August 31, 2013, the Fund utilized the collar strategy. Please refer to Note 7 for the volume of both purchased and written option activity for the period ended August 31, 2013.

I.  Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses on forward foreign currency contracts are included on the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

The Fund had no open forward foreign currency contracts as of the period ended August 31, 2013.

J.  Indemnifications. In the normal course of business, the Fund may enter into contracts that provide certain indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, is the Investment Adviser of the Fund. The Fund pays the Investment Adviser for its services under the investment management agreement (“Management Agreement”), a fee, payable monthly, based on an annual rate of 1.00% of the Fund’s average daily managed assets. For purposes of the Management Agreement, managed assets are defined as the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). As of August 31, 2013, there were no preferred shares outstanding.

The Investment Adviser entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with ING Investment Management Co. LLC (“ING IM”), a Delaware limited liability company. Subject to policies as the Board or the Investment Adviser might determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies and limitations.

ING Funds Services, LLC (the “Administrator”), a Delaware limited liability company, serves as Administrator to the Fund. The Fund pays the Administrator for its services a fee based on an annual rate of 0.10% of the Fund’s average daily managed assets.

NOTE 4 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund under which it will limit the expenses of the Fund, excluding interest, taxes, leverage expenses, and extraordinary expenses (and acquired fund fees and expenses) to 1.30% of average daily managed assets. The Investment Adviser may at a later date recoup from the Fund fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. The Expense Limitation Agreement is contractual through March 1, 2014 and shall renew automatically for one-year terms unless: (i) ING Investments provides 90 days written notice of its termination; and (ii) such termination is

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 4 — EXPENSE LIMITATION AGREEMENT (continued)

approved by the Board; or (iii) the Investment Management Agreement has been terminated.

Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. As of August 31, 2013, there are no amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Adviser.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The Fund has adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated trustees as described in the Plan to defer the receipt of all or a portion of the trustees fees payable. Amounts deferred are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 — PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of investments for the period ended August 31, 2013, excluding short-term securities, were $25,107,982 and $41,760,404, respectively.

NOTE 7 — PURCHASED AND WRITTEN OPTIONS

Transactions in both purchased and written options for the period ended August 31, 2013 were as follows:

Transactions in purchased OTC put options on indices were as follows:

	Number of Contracts	Cost
Balance at 02/28/13	4,353,451	$6,007,976
Options Purchased	7,886,399	11,109,080
Options Expired	(4,353,451)	(6,007,976)
Options Exercised	—	—
Options Terminated in Closing Sell Transactions	(3,997,870)	(4,714,530)
Balance at 08/31/13	3,888,529	$6,394,550

Transactions in Written Options

Transactions in written OTC put/call options on indices were as follows:

	Number of Contracts	Premiums Received
Balance at 02/28/13	6,821,662	$4,408,587
Options Written	19,496,847	18,336,507
Options Expired	(4,353,451)	(2,295,913)
Options Exercised	—	—
Options Terminated in Closing Purchase Transactions	(15,788,042)	(15,062,235)
Balance at 08/31/13	6,177,016	$5,386,946

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and its corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities and Emerging Markets. The Fund makes significant investments in foreign securities and may invest up to 20% of its managed assets, measured at the time of investment, in securities issued by companies located in countries with emerging markets. Investments in foreign securities may entail risks not present in domestic investments. Since investments in securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rates, all of which could affect the market and/or credit risk of the investments. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in countries with emerging markets.

Leverage. Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The Fund also may enter into a working capital facility to facilitate its collar strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed.

Non-Diversified and Natural Resources Companies. The Fund may be subject to large price volatility due to non-diversification and concentration in Natural Resources Companies. Securities of such companies may be subject to broad price fluctuations, reflecting

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 8 — CONCENTRATION OF INVESTMENT RISKS (continued)

volatility of energy and basic materials’ prices and possible instability of supply of various natural resources. Because many Natural Resources Companies have significant operations in many countries worldwide, the Fund’s portfolio will be more exposed than a more diversified portfolio to unstable political, social and economic conditions, including expropriation and disruption of licenses or operations. This means that the Fund’s portfolio of Natural Resources Companies may be more exposed to price volatility, liquidity and other risks that accompany an investment in equities of foreign companies than portfolios of international equities generally.

NOTE 9 — CAPITAL SHARES

There was no capital shares activity during the six months ended August 31, 2013 and during the year ended February 28, 2013.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current period will not be determined until after the Fund’s tax year-end of December 31, 2013. The tax composition of dividends and distributions as of the Fund’s most recent tax year-end was as follows:

Tax Year Ended December 31, 2012
Ordinary Income	Return of Capital
$2,114,967	$25,659,610

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

Unrealized Appreciation/ (Depreciation)	Late Year Ordinary Loss	Short-term Capital Loss Carryforwards	Expiration
$22,277,933	$(207)	$(46,776,520)	2017
		(5,692,716)	2018
		(4,509,623)	None
		$(56,978,859)

The Fund’s major tax jurisdictions are U.S federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of August 31, 2013, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 11 — RESTRUCTURING PLAN

The Investment Adviser, ING IM and the Administrator, are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. ING U.S. is a majority-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of ING U.S. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, ING U.S. conducted an initial public offering of ING U.S. common stock (the “IPO”).

On September 13, 2013, ING U.S. filed a new Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission (the “SEC”) in connection with another potential public offering of ING U.S. common stock held by ING Groep. ING U.S. will not issue or sell common stock in the offering. On October 23, 2013, ING U.S. announced the pricing of 33 million shares of its common stock being offered by ING Groep in this offering. Closing of the offering is expected to occur on October 29, 2013. ING Groep also granted the underwriters in the offering an option exercisable within 30 days, to acquire up to approximately an additional 5 million shares from ING Groep. This option was exercised in full. ING U.S. will not receive any proceeds from the offering.

ING Groep continues to own a majority of the common stock of ING U.S. ING Groep has stated that it intends to sell its remaining controlling ownership interest in ING U.S. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in ING U.S. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing advisory and sub-advisory agreements under which the Adviser and sub-adviser provide services to the Fund. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Fund in connection with the IPO. In addition, shareholders of the Fund were asked to approve new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. Shareholders of the Fund approved a new advisory and sub-advisory agreement on May 6, 2013. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of ING U.S.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Fund, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s and affiliated entities’ loss of access to the resources of ING Groep, which could adversely affect its business. It is anticipated that ING U.S., as a stand-alone entity, may be a publicly held U.S. company subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a majority interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect ING U.S. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between ING U.S. and ING Groep, and could adversely affect ING U.S. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Fund and its operation.

Shareholder Proxy Proposals

At a meeting of the Board on January 10, 2013, the Board nominated to Class I of the Board five individuals (collectively, the “Nominees”) for election as Trustees of the Trust. The Nominees include John V. Boyer, Patricia W. Chadwick, and Sheryl K. Pressler, each of whom was a current member of the Board. In addition, the Board nominated to Class I of the Board Albert E. DePrince Jr. and Martin J. Gavin and appointed to Class III of the Board Joseph E. Obermeyer and Russell H. Jones, each of whom was not a member of the Board at the time, but who served as a director or trustee to other investment companies in the ING Funds complex. The Nominees were approved by shareholders on May 6, 2013. The election of the Nominees was effective on May 21, 2013. The appointment of Messrs. Obermeyer and Jones was effective May 21, 2013. These nominations and appointments were, in part,

NOTES TO FINANCIAL STATEMENTS AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

NOTE 11 — RESTRUCTURING PLAN (continued)

the result of an effort on the part of the Board, another board in the ING Funds complex, and the Investment Adviser to the Fund to consolidate the membership of the boards so that the same members serve on each board in the ING Funds complex. The result is that all ING Funds are now governed by Boards that are compromised of the same individuals.

NOTE 12 — SUBSEQUENT EVENTS

Dividends: Subsequent to August 31, 2013, the Fund made a distribution of:

Per Share Amount	Declaration Date	Payable Date	Record Date
$0.252	9/16/2013	10/15/2013	10/3/2013

Each quarter, the Fund will provide disclosures with distribution payments made that estimate the percentages of that distribution that represent net investment income, capital gains, and return of capital, if any. A significant portion of the quarterly distribution payments made by the Fund may constitute a return of capital.

The Fund was granted exemptive relief by the SEC (the “Order”), which under the 1940 Act, would permit the Fund, subject to Board approval, to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year) (“Managed Distribution Policy”). The Fund may in the future adopt a Managed Distribution Policy.

Effective close of business September 12, 2013, Mr. Gavin resigned as Trustee.

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING RISK MANAGED NATURAL
RESOURCES FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Energy: 80.0%
87,648		Anadarko Petroleum Corp.	$8,012,780	3.1
39,886		Apache Corp.	3,417,432	1.3
51,692		Baker Hughes, Inc.	2,403,161	0.9
80,695		Cabot Oil & Gas Corp.	3,157,595	1.2
45,411	@	Cameron International Corp.	2,578,891	1.0
80,900		Canadian Natural Resources Ltd.	2,477,158	1.0
60,982		Chesapeake Energy Corp.	1,573,945	0.6
228,252		Chevron Corp.	27,488,388	10.7
15,600		Cimarex Energy Co.	1,307,436	0.5
103,572		ConocoPhillips	6,866,824	2.7
60,708		Consol Energy, Inc.	1,895,911	0.7
38,480		Devon Energy Corp.	2,196,823	0.8
47,191		EOG Resources, Inc.	7,411,347	2.9
336,924		ExxonMobil Corp.	29,366,296	11.4
37,637	@	FMC Technologies, Inc.	2,018,472	0.8
160,700		Halliburton Co.	7,713,600	3.0
39,675		Hess Corp.	2,969,674	1.1
55,770		Kinder Morgan, Inc./Delaware	2,115,356	0.8
104,570		Marathon Oil Corp.	3,600,345	1.4
34,970		Marathon Petroleum Corp.	2,535,675	1.0
21,739		Murphy Oil Corp.	1,465,643	0.6
47,869		National Oilwell Varco, Inc.	3,556,667	1.4
59,058	@	Noble Corp.	2,196,958	0.9
43,203		Noble Energy, Inc.	2,653,960	1.0
109,482		Occidental Petroleum Corp.	9,657,407	3.7
81,810		Phillips 66	4,671,351	1.8
33,324		Pioneer Natural Resources Co.	5,830,700	2.3
43,700		Range Resources Corp.	3,276,626	1.3
58,362	@	Rowan Companies PLC	2,067,182	0.8
192,241		Schlumberger Ltd.	15,559,987	6.0
56,278	@	Southwestern Energy Co.	2,149,820	0.8
79,297		Spectra Energy Corp.	2,625,524	1.0
53,500		Suncor Energy, Inc.	1,812,045	0.7
48,010		Tesoro Corp.	2,212,781	0.9
67,228		Valero Energy Corp.	2,388,611	0.9
94,446		Williams Cos., Inc.	3,422,723	1.3
782,054		Other Securities	19,781,813	7.7
			206,436,907	80.0

		Industrials: 0.3%
9,603		Other Securities	720,808	0.3

		Materials: 19.3%
15,412		Air Products & Chemicals, Inc.	1,574,182	0.6
7,397		CF Industries Holdings, Inc.	1,407,945	0.5
89,242		Dow Chemical Co.	3,337,651	1.3
18,624		Ecolab, Inc.	1,701,302	0.7
67,911		EI Du Pont de Nemours & Co.	3,845,121	1.5
COMMON STOCK: (continued)
		Materials: (continued)
147,149		Freeport-McMoRan Copper & Gold, Inc.	$4,446,843	1.7
55,464		GoldCorp, Inc.	1,636,188	0.6
32,909		International Paper Co.	1,553,634	0.6
28,024	@	LyondellBasell Industries NV Class A	1,965,884	0.8
39,387		Monsanto Co.	3,855,593	1.5
34,988		Mosaic Co.	1,457,250	0.6
53,926		Newmont Mining Corp.	1,713,229	0.7
10,551		PPG Industries, Inc.	1,648,172	0.6
21,821		Praxair, Inc.	2,561,785	1.0
748,745		Other Securities	17,083,055	6.6
			49,787,834	19.3

		Total Common Stock
		(Cost $218,856,873)	256,945,549	99.6

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
		Options on Indices: 0.2%
2,584,686	@	Put on Energy Select Sector SPDR® Index, Strike @ 74.320, Exp. 09/20/13 Counterparty: Goldman Sachs & Co.	406,514	0.2
1,303,843	@	Put on Materials Select Sector SPDR® Fund, Strike @ 36.830, Exp. 09/20/13 Counterparty: Goldman Sachs & Co.	120,361	0.0
			526,875	0.2

		Total Purchased Options
		(Cost $6,394,550)	526,875	0.2

		Total Long-Term Investments
		(Cost $225,251,423)	257,472,424	99.8

Shares			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
		Mutual Funds: 0.9%
2,406,738		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.040%††
		(Cost $2,406,738)	2,406,738	0.9

		Total Short-Term Investments
		(Cost $2,406,738)	2,406,738	0.9

		Total Investments in Securities (Cost $227,658,161)	$259,879,162	100.7
		Liabilities in Excess of Other Assets	(1,823,979)	(0.7)
		Net Assets	$258,055,183	100.0

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL
RESOURCES FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of August 31, 2013.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

††	Rate shown is the 7-day yield as of August 31, 2013.

@	Non-income producing security

Cost for federal income tax purposes is $229,520,538.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,203,586
Gross Unrealized Depreciation	(20,844,962)
Net Unrealized Appreciation	$30,358,624

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of August 31, 2013 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at August 31, 2013
Asset Table
Investments, at fair value
Common Stock
Energy	$205,455,920	$980,987	$—	$206,436,907
Industrials	720,808	—	—	720,808
Materials	48,730,045	1,057,789	—	49,787,834
Total Common Stock	254,906,773	2,038,776	—	256,945,549
Purchased Options	—	526,875	—	526,875
Short-Term Investments	2,406,738	—	—	2,406,738
Total Investments, at fair value	$257,313,511	$2,565,651	$—	$259,879,162
Liabilities Table
Other Financial Instruments+
Options or Swaps	$—	$(2,479,051)	$—	$(2,479,051)
Total Liabilities	$—	$(2,479,051)	$—	$(2,479,051)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

ING Risk Managed Natural Resources Fund Written OTC Options on August 31, 2013:

Number of Contracts	Counterparty	Description	Exercise Price	Expiration Date	Premiums Received	Fair Value
Options on Indices
1,527,761	UBS Warburg LLC	Call on Energy Select Sector SPDR® Index	81.230 USD	09/20/13	$1,985,631	$(2,130,515)
760,726	JPMorgan Chase & Co.	Call on Materials Select Sector SPDR® Fund	40.790 USD	09/20/13	515,088	(248,597)
2,584,686	Goldman Sachs & Co.	Put on Energy Select Sector SPDR® Index	68.450 USD	09/20/13	2,325,183	(70,441)
1,303,843	Goldman Sachs & Co.	Put on Materials Select Sector SPDR® Fund	33.920 USD	09/20/13	561,044	(29,498)
			Total Written OTC Options		$5,386,946	$(2,479,051)

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL
RESOURCES FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of August 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$526,875
Total Asset Derivatives		$526,875
Liability Derivatives
Equity contracts	Written options, at fair value	$2,479,051
Total Liability Derivatives		$2,479,051

*	Includes purchased options.

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended August 31, 2013 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Total
Equity contracts	$(10,722,505)	$4,872,591	$(5,849,914)
Total	$(10,722,505)	$4,872,591	$(5,849,914)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Written options	Total
Equity contracts	$(23,921)	$(566,652)	$(590,573)
Total	$(23,921)	$(566,652)	$(590,573)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at August 31, 2013:

	Goldman Sachs & Co.	JPMorgan Chase & Co.	UBS Warburg LLC	Totals
Assets:
Purchased options	$526,875	$—	$—	$526,875
Total Assets	$526,875	$—	$—	$526,875
Liabilities:
Written options	$99,939	$248,597	$2,130,515	$2,479,051
Total Liabilities	$99,939	$248,597	$2,130,515	$2,479,051
Net OTC derivative instruments by counterparty, at fair value	$426,936	$(248,597)	$(2,130,515)	$(1,952,176)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$426,936	$(248,597)	$(2,130,515)	$(1,952,176)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

ING RISK MANAGED NATURAL
RESOURCES FUND

SUMMARY PORTFOLIO OF INVESTMENTS
AS OF AUGUST 31, 2013 (UNAUDITED) (CONTINUED)

Supplemental Option Information (Unaudited)

Supplemental Call Option Statistics as of August 31, 2013:

% of Total Net Assets against which calls written	60.06%
Average Days to Expiration at time written	35 days
Average Call Moneyness* at time written	ATM
Premiums received for calls	$2,500,719
Value of calls	$(2,379,112)

Supplemental Put Option Statistics as of August 31, 2013:

% of the Fund with Put Spread Options	97%
Average days to Expiration at time purchased/written	91 days
Average Index Put Moneyness* at time purchased/written	OTM
Premiums paid for purchased put options	$6,394,550
Value of purchased put options	$526,875
Premiums received for written put options	$2,886,227
Value of written put options	$(99,939)

*	“Moneyness” is the term used to describe the relationship between the price of the underlying asset and the option’s exercise or strike price. For example, a call (buy) option is considered “in-the-money” when the value of the underlying asset exceeds the strike price. Conversely, a put (sell) option is considered “in-the-money” when its strike price exceeds the value of the underlying asset. Options are characterized for the purpose of Moneyness as, “in-the-money” (“ITM”), “out-of-the-money” (“OTM”) or “at-the-money” (“ATM”), where the underlying asset value equals the strike price.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

An annual shareholder meeting of the ING Risk Managed Natural Resources Fund Registrant was held May 6, 2013, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposals:

1	To approve a new investment advisory agreement for the Funds with ING Investments prompted by the IPO, and to approve, under certain circumstances, any future advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

2	To approve a new investment sub-advisory agreement between ING Investments and ING IM with respect to certain Funds prompted by the IPO, and to approve, under certain circumstances, any future sub-advisory agreements prompted by Change of Control Events that occur as part of the Separation Plan.

5	To elect five nominees to the Boards of Trustees of certain Funds.

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING Risk Managed Natural Resources Fund	1*	9,352,281.098	487,723.251	370,510.350	2,824,302.868	13,034,817.567
	2*	9,330,614.786	529,379.992	350,519.921	2,824,302.868	13,034,817.567

	Proposal	For All	Withhold All	For all Except	Broker non-vote	Total Shares Voted
John V. Boyer	5*	12,418,917.290	615,900.277	0.000	0.000	13,034,817.567
Patricia W. Chadwick	5*	12,379,352.388	655,465.179	0.000	0.000	13,034,817.567
Albert E. DePrince, Jr.	5*	12,417,928.290	616,889.277	0.000	0.000	13,034,817.567
Martin J. Gavin	5*	12,435,193.550	599,624.017	0.000	0.000	13,034,817.567
Sheryl K. Pressler	5*	12,373,153.180	661,664.387	0.000	0.000	13,034,817.567

*  Proposals Passed

ADDITIONAL INFORMATION (UNAUDITED)

During the period, there were no material changes in the Fund’s investment objective or policies that were not approved by the shareholders or the Fund’s charter or by-laws or in the principal risk factors associated with investment in the Fund.

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of its managed assets to broker dealers or other institutional borrowers, in exchange for cash collateral and fees. The fund may use the cash collateral in connection with the Fund’s investment program as approved by the Adviser, including generating cash to cover collateral posting requirements. Although the Fund has no current intention to do so, it may use the cash collateral to generate additional income. The use of cash collateral in connection with the Fund’s investment program may have a leveraging effect on the Fund, which would increase the volatility of the Fund and could reduce its returns and/or cause a loss.

The Fund intends to engage in lending portfolio securities only when such lending is secured by cash or other permissible collateral in an amount at least equal to the market value of the securities loaned. The Fund will maintain cash, cash equivalents or liquid securities holdings in an amount sufficient to cover its repayment obligation with respect to the collateral, marked to market on a daily basis.

Securities lending involves the risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Agent”), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund’s Dividend Reinvestment Plan (the “Plan”). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with the Plan Agent.

If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

The Fund pays quarterly Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which typically will be approximately ten days.

If, before the Plan Agent has completed its Open-Market Purchases, the market price per common share

ADDITIONAL INFORMATION (UNAUDITED) (CONTINUED)

exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making Open-Market Purchases and will invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share brokerage commission on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Fund’s Shareholder Service Department at (800) 992-0180.

Key Financial Dates — Calendar 2013 Distributions:

Declaration Date	Ex Date	Payable Date
March 15, 2013	April 1, 2013	April 15, 2013
June 17, 2013	July 1, 2013	July 15, 2013
September 16, 2013	October 1, 2013	October 15, 2013
December 16, 2013	December 27, 2013	January 15, 2014

Record date will be two business days after each Ex-Dividend Date. These dates are subject to change.

Stock Data

The Fund’s common shares are traded on the NYSE (Symbol: IRR).

Repurchase of Securities by Closed-End Companies

In accordance with Section 23(c) of the 1940 Act, and Rule 23c-1 under the 1940 Act the Fund may from time to time purchase shares of beneficial interest of the Fund in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

Number of Shareholders

The approximate number of record holders of Common Stock as of August 31, 2013 was 14, which does not include approximately 10,562 beneficial owners of shares held in the name of brokers or other nominees.

Certifications

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s CEO submitted the Annual CEO Certification on June 27, 2013 certifying that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal controls over financial reporting.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, New Jersey 07310-1900

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Toll-Free Shareholder Information
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at (800)-992-0180

SAR-UIRR     (0813-102513)

Item 2. Code of Ethics.

Not required for semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5. Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6. Schedule of Investments.

ING RISK MANAGED NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Energy: 80.0%
87,648		Anadarko Petroleum Corp.	8,012,780	3.1
39,886		Apache Corp.	3,417,432	1.3
94,488		Arch Coal, Inc.	422,361	0.2
9,000	@	Athlon Energy, Inc.	250,200	0.1
51,692		Baker Hughes, Inc.	2,403,161	0.9
44,800	@	Basic Energy Services, Inc.	521,472	0.2
80,695		Cabot Oil & Gas Corp.	3,157,595	1.2
45,411	@	Cameron International Corp.	2,578,891	1.0
80,900		Canadian Natural Resources Ltd.	2,477,158	1.0
60,982		Chesapeake Energy Corp.	1,573,945	0.6
228,252		Chevron Corp.	27,488,388	10.7
15,600		Cimarex Energy Co.	1,307,436	0.5
32,400	@	Cobalt International Energy, Inc.	790,560	0.3
4,300	@	Concho Resources, Inc.	414,993	0.2
103,572		ConocoPhillips	6,866,824	2.7
60,708		Consol Energy, Inc.	1,895,911	0.7
2,428	@	Continental Resources, Inc.	224,007	0.1
66,314	@	Denbury Resources, Inc.	1,146,569	0.4
38,480		Devon Energy Corp.	2,196,823	0.9
10,079		Diamond Offshore Drilling	645,358	0.2
19,800	@	Energy XXI Bermuda Ltd.	526,086	0.2
20,565	@	Ensco PLC	1,142,591	0.4
47,191		EOG Resources, Inc.	7,411,347	2.9
13,280		EQT Corp.	1,138,362	0.4
336,924		ExxonMobil Corp.	29,366,296	11.4
37,637	@	FMC Technologies, Inc.	2,018,472	0.8
23,800	@	Forum Energy Technologies, Inc.	622,846	0.2
53,700	@	FX Energy, Inc.	183,117	0.1
160,700		Halliburton Co.	7,713,600	3.0
9,394		Helmerich & Payne, Inc.	592,198	0.2
39,675		Hess Corp.	2,969,674	1.1
55,770		Kinder Morgan, Inc./Delaware	2,115,356	0.8
36,400	@	Laredo Petroleum Holdings, Inc.	955,864	0.4
104,570		Marathon Oil Corp.	3,600,345	1.4
34,970		Marathon Petroleum Corp.	2,535,675	1.0
32,100	@	MEG Energy Corp.	1,038,915	0.4
21,739		Murphy Oil Corp.	1,465,643	0.6
47,886	@	Nabors Industries Ltd.	737,444	0.3
47,869		National Oilwell Varco, Inc.	3,556,667	1.4
42,256	@	Newfield Exploration Co.	1,006,538	0.4

See Accompanying Notes to Financial Statements

1

ING RISK MANAGED NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
59,058	@	Noble Corp.	2,196,958	0.9
43,203		Noble Energy, Inc.	2,653,960	1.0
109,482		Occidental Petroleum Corp.	9,657,407	3.7
19,900		Patterson-UTI Energy, Inc.	389,841	0.1
7,400	@	PDC Energy, Inc.	424,612	0.2
34,699		Peabody Energy Corp.	596,823	0.2
81,810		Phillips 66	4,671,351	1.8
33,324		Pioneer Natural Resources Co.	5,830,700	2.3
15,825		QEP Resources, Inc.	432,339	0.2
43,700		Range Resources Corp.	3,276,626	1.3
58,362	@	Rowan Companies PLC	2,067,182	0.8
11,927		Royal Dutch Shell PLC—Class A ADR	770,365	0.3
192,241		Schlumberger Ltd.	15,559,987	6.0
14,000		SM Energy Co.	956,480	0.4
56,278	@	Southwestern Energy Co.	2,149,820	0.8
79,297		Spectra Energy Corp.	2,625,524	1.0
32,100		Statoil ASA ADR	704,595	0.3
53,500		Suncor Energy, Inc.	1,812,045	0.7
36,900	@	Superior Energy Services	906,264	0.3
8,438		Technip S.A.	980,987	0.4
48,010		Tesoro Corp.	2,212,781	0.9
20,200	@	Unit Corp.	930,210	0.4
67,228		Valero Energy Corp.	2,388,611	0.9
94,446		Williams Cos., Inc.	3,422,723	1.3
17,675	@	WPX Energy, Inc.	329,816	0.1
			206,436,907	80.0

		Industrials: 0.3%
6,803		Avery Dennison Corp.	290,896	0.1
2,800		Union Pacific Corp.	429,912	0.2
			720,808	0.3

		Materials: 19.3%
15,412		Air Products & Chemicals, Inc.	1,574,182	0.6
4,903		Airgas, Inc.	498,390	0.2
60,700		Alamos Gold, Inc.	990,632	0.4
79,396		Alcoa, Inc.	611,349	0.2
8,110		Allegheny Technologies, Inc.	216,618	0.1
26,214		Antofagasta PLC	347,361	0.1
21,768		Ball Corp.	966,935	0.4
7,691		Bemis Co., Inc.	306,025	0.1
16,400		Celanese Corp.	807,536	0.3
67,200		Centerra Gold, Inc.	424,267	0.2
7,397		CF Industries Holdings, Inc.	1,407,945	0.5
11,542		Cliffs Natural Resources, Inc.	240,881	0.1
37,500	@	Dominion Diamond Corp.	469,239	0.2
11,900	@	Domtar Corp.	785,400	0.3
89,242		Dow Chemical Co.	3,337,651	1.3
11,491		Eastman Chemical Co.	873,316	0.3
18,624		Ecolab, Inc.	1,701,302	0.7
67,911		EI Du Pont de Nemours & Co.	3,845,121	1.5
58,362		Eldorado Gold Corp.	498,995	0.2
10,107		FMC Corp.	673,227	0.3

See Accompanying Notes to Financial Statements

2

ING RISK MANAGED NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED)

Shares			Value	Percentage of Net Assets
147,149		Freeport-McMoRan Copper & Gold, Inc.	4,446,843	1.7
55,464		GoldCorp, Inc.	1,636,188	0.6
15,969	@	HudBay Minerals, Inc.	104,914	0.0
6,064		International Flavors & Fragrances, Inc.	479,117	0.2
32,909		International Paper Co.	1,553,634	0.6
67,600	@	Lundin Mining Corp.	278,538	0.1
28,024	@	LyondellBasell Industries NV Class A	1,965,884	0.8
13,169		MeadWestvaco Corp.	472,109	0.2
39,387		Monsanto Co.	3,855,593	1.5
34,988		Mosaic Co.	1,457,250	0.6
53,926		Newmont Mining Corp.	1,713,229	0.7
23,535		Nucor Corp.	1,070,607	0.4
12,281	@	Owens-Illinois, Inc.	348,658	0.1
10,551		PPG Industries, Inc.	1,648,172	0.6
21,821		Praxair, Inc.	2,561,785	1.0
5,500		Randgold Resources Ltd. ADR	429,110	0.2
15,735		Rio Tinto PLC	710,427	0.3
11,500		Royal Gold, Inc.	667,345	0.2
14,613		Sealed Air Corp.	415,009	0.2
6,340		Sherwin-Williams Co.	1,093,016	0.4
8,926		Sigma-Aldrich Corp.	736,127	0.3
33,700	@	Stillwater Mining Co	383,843	0.1
14,182		Teck Cominco Ltd.—Class B	357,954	0.1
45,813	@	Thompson Creek Metals Co., Inc.	169,508	0.1
10,867		United States Steel Corp.	194,519	0.1
9,667		Vulcan Materials Co.	462,083	0.2
			49,787,834	19.3

		Total Common Stock (Cost $218,856,873)	256,945,549	99.6

# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
		Options on Indices: 0.2%
2,584,686	@	Put on Energy Select Sector SPDR® Index, Strike @ 74.320, Exp. 09/20/13 Counterparty: Goldman Sachs & Co.	406,514	0.2
1,303,843	@	Put on Materials Select Sector SPDR® Fund, Strike @ 36.830, Exp. 09/20/13 Counterparty: Goldman Sachs & Co.	120,361	0.0
			526,875	0.2

		Total Purchased Options (Cost $6,394,550)	526,875	0.2

		Total Long-Term Investments (Cost $225,251,423)	257,472,424	99.8

See Accompanying Notes to Financial Statements

3

ING RISK MANAGED NATURAL RESOURCES FUND	PORTFOLIO OF INVESTMENTS AS OF AUGUST 31, 2013 (UNAUDITED)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
	Mutual Funds: 0.9%
2,406,738	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.040%†† (Cost $2,406,738)	2,406,738	0.9

	Total Short-Term Investments (Cost $2,406,738)	2,406,738	0.9

	Total Investments in Securities (Cost $227,658,161)	$259,879,162	100.7
	Liabilities in Excess of Other Assets	(1,823,979)	(0.7)
	Net Assets	$258,055,183	100.0

††	Rate shown is the 7-day yield as of August 31, 2013.

@	Non-income producing security

ADR	American Depositary Receipt

Cost for federal income tax purposes is $229,520,538.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$51,203,586
Gross Unrealized Depreciation	(20,844,962)
Net Unrealized Appreciation	$30,358,624

See Accompanying Notes to Financial Statements

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-end Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board. (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Risk Managed Natural Resources Fund

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: November 5, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: November 5, 2013